UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 23, 2015
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		(713) 629-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 23, 2015, the Board of Directors (the “Board”) of Marathon Oil Corporation elected Gaurdie E. Banister, Jr., as a member of the Board, effective October 1, 2015. At this time, no determination has been made with respect to committee appointments for Mr. Banister.
Mr. Banister will receive compensation for his services as a director consistent with that provided to our other non-employee directors, as previously disclosed in our annual proxy statement. There are no arrangements or understandings between Mr. Banister and any other person pursuant to which he was elected as a director.
On September 23, 2015, we announced the election of Mr. Banister to the Board. A copy of the press release is attached as Exhibit 99.1 to this report.
9.01. Financial Statements and Exhibits

99.1 Press release of Marathon Oil Corporation, dated September 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

September 24, 2015	By:	/s/ Gary E. Wilson

Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Index

99.1 Press release of Marathon Oil Corporation, dated September 23, 2015